                                                                    EXHIBIT 21.1

                 SUBSIDIARY                              JURISDICTION
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
Larson-Juhl US LLC                                          Georgia
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Larson-Juhl International, L.L.C.                           Georgia
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Art Materials, Frames and Moulding Company, Inc.            Alabama
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Robert F. de Castro, Inc.                                  Louisiana
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Glass Corporation of America, Inc.                         Louisiana
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Art West, Inc.                                              Arizona
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Eastern Moulding, Inc.                                     Maryland
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Eastern Mouldings, Inc.                                   New Jersey
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LJ Holdings, L.L.C.                                         Georgia
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Larson-Juhl Canada Ltd.                                     Canada
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Multico Manufacturing, Inc.                                 Canada
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Larson-Juhl Wels Gesellschaft mbH                           Austria
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Nottling Larson-Juhl GmbH                                   Austria
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Larson-Juhl Germany GmbH                                    Germany
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Larson-Juhl Rahmen GmbH & Co. Handels-KG                    Germany
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Larson-Juhl Rahmen GmbH                                     Germany
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Mersch Design GmbH                                          Germany
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Larson-Juhl France, L.L.C.                                  Georgia
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Larson-Juhl SA                                               France
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SM S.A.R.L.                                                  France
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SAB SA                                                       France
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Larson-Juhl France S.A.R.L.                                  France
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Senelar Larson-Juhl SA                                       France
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Frimpex SA                                                   France
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ARCAD SA                                                     France
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Mersch France SA                                             France
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Brio SA                                                      France
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Larson-Juhl Hellas Picture Frames S.A.                       Greece
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LAC-ART Larson-Juhl Single Partner L.L.C.                    Greece
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Larson-Juhl Netherlands, L.L.C.                              Georgia
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Larson-Juhl Netherlands B.V.                               Netherlands
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Dutch Frame Company B.V.                                   Netherlands
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Styling Design Barneveld B.V.                              Netherlands
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Lever's Lijstenfabriek B.V.                                Netherlands
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Lever Onroerend Goed Opperduit B.V.                        Netherlands
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Larson-Juhl Training and Equipment B.V.                    Netherlands
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ERIJKO Beheer en Exploitatiernaatschappij B.V.             Netherlands
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Barth Lijsten Beheer B.V.                                  Netherlands
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ERIJKO Lijsten B.V.                                        Netherlands
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Barth Lijsten Boxtel B.V.                                  Netherlands
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Barth Lijsten Nederland B.V.                               Netherlands
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Larson-Juhl Seoul, L.L.C.                                    Georgia
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

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             SUBSIDIARY                                 JURISDICTION
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
     Larson-Juhl Korea, L.L.C.                              Georgia
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     Larson-Juhl Korea Limited                               Korea
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     Lira, A.S.                                         Czech Republic
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     The Moulding Group Limited                               U.K.
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     Northampton Acquisition Limited              `           U.K.
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     Magnolia Group Limited                                   U.K.
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     ARQ-DM Limited                                           U.K.
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     Arquati U.K. Limited                                     U.K.
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     Larson-Juhl (UK) Limited                                 U.K.
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     Larson-Juhl South Africa L.L.C.                        Georgia
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     IMALC (Proprietary) Ltd.                            South Africa
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     Atlanta Mouldings Company (Proprietary) Ltd.        South Africa
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     Supreme Larson-Juhl (Proprietary) Ltd.              South Africa
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     Larson-Juhl Sweden A.B.                                 Sweden
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     Guldlist Larson-Juhl AB                                 Sweden
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     AB Edenholms Guldlistfabrik A.B.                        Sweden
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     G. Lundgrens Eftr A.B.                                  Sweden
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     Tranaslist, A.B.                                        Sweden
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     Heinonsalo Larson-Juhl Oy                               Finland
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     Dekotukku Oy                                            Finland
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     Larson-Juhl Russia                                       Russia
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     Larson-Juhl Baltic                                       Latvia
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     Halvorsens Larson-Juhl, A.S.                             Norway
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     Larson-Juhl Nippon Corporation                            Japan
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     Larson-Juhl Italia s.r.l.                                 Italy
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     Arcobalegno s.r.l.                                        Italy
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     Larson-Juhl Australia, L.L.C.                            Georgia
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     Larson-Juhl Australia Pty. Ltd.                         Australia
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     Larson-Juhl (NZ) Limited                               New Zealand
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


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